UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2010

SONOMA VALLEY BANCORP
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-31929 (Commission File No.)	68-0454068 (I.R.S. Employer Identification No.)

202 West Napa Street, Sonoma, California          95476
(Address of principal executive offices)                 (Zip Code)

(707) 935-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On June 30, 2010, Sonoma Valley Bancorp (“Company”) terminated several Director Compensation Benefits Agreements which it had entered into with various current and former directors of the Company on either December 17, 2008 or January 1, 2001.  Upon termination, no further benefits will accrue or vest under each terminated agreement.  Any vested benefits will continue to be paid pursuant to the terms of the applicable terminated Director Compensation Benefits Agreements. In connection with the termination of these agreements, certain participant directors voluntarily relinquished, forfeited and surrendered without consideration all vested or accrued benefits under the Director Compensation Benefits Agreements.  The agreements were terminated, and certain accrued benefits were extinguished as part of the Director’s efforts to remove bank liabilities and increase its capital ratios.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On June 30, 2010, Sonoma Valley Bancorp terminated its First Amended and Restated Sonoma Valley Bank Supplemental Retirement Benefits Plan, as amended on July 15, 2009 (SERP), which certain current and former officers of the Company had become participants pursuant to Individual Participation Agreements dated December 17, 2008. Upon termination, no further benefits will accrue or vest under the SERP. Vested benefits will continue to be paid pursuant to the terms of the terminated SERP. In connection with the SERP plan termination, various SERP participants gave the Company notice that such participants have elected to voluntarily relinquish, forfeit and surrender without consideration all vested or accrued benefits under the SERP.  The Company’s principal executive officer Sean Cutting, principal financial officer Mary Dieter Smith, named executive officer Cathleen Gorham and former primary executive officer Mel Switzer, Jr. gave such notice of relinquishment of benefits and no further amounts shall be paid to such officers under the terminated SERP.  There was no consideration given in connection with the termination or surrender of vested interests.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	[FORM OF] Termination of Director Compensation Benefits Agreement and Acknowledgement of Relinquishment of Director Compensation Benefits Accrued Thereunder

10.2	Termination of The First Amended and Restated Sonoma Valley Bank Supplemental Executive Retirement Plan

10.3	[FORM OF] Acknowledgement of Relinquishment of Supplemental Retirement Benefit Accrued Under the First Amended and Restated Sonoma Valley Bank Supplemental Executive Retirement Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA VALLEY BANCORP,
a California Corporation

Dated:  July 7, 2010                                            /s/Sean C. Cutting
Sean C. Cutting,
Chief Executive Officer